UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 22, 2022

Laredo Oil, Inc.
(Exact Name of Registrant as Specified in Charter) 333-153168
(Commission File Number)

Delaware	26-2435874
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Guadalupe Street, Ste. 260 Austin, Texas	78705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(512) 337-1199

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Laredo Oil, Inc. (the “Company”) has entered into a Securities Purchase Agreement, dated November 18, 2022 (the “Purchase Agreement”), pursuant to which the Company issued a convertible promissory note (the “Note”) in the aggregate principal amount of $59,125 (including a $5,375 original issue discount). The Note is payable to JanBella Group, LLC (the “Lender”). The Note will accrue interest on the outstanding principal sum at the rate of 8.0% per annum. The Company may prepay the Note in full within 180 days following the issue date for (i) 110% of the then outstanding principal amount, plus accrued and unpaid interest, during the 120 days following the date the Note was issued, and (ii) 115% of the then outstanding principal amount, plus accrued and unpaid interest, beginning on the day that is 121 days following the date the Note was issued, and ending on the date that is 180 days following the date of the Note. The Note has a maturity date of November 18, 2023 and was funded November 22, 2022.

The Lender has the right to convert any amount due under the Note into shares the Company’s common stock to be included in any qualified Regulation A Offering under the Securities Act of 1933 of the Company during the term of any such offering.

Beginning 180 days following the issuance of the Note, the Lender may convert the outstanding principal amount of the Note into shares of the Company’s common stock at a conversion price equal to 75% of the average of the three lowest trading prices for the Company’s common stock during the 15 trading days prior to the date of conversion.

The foregoing is a description of the material terms and conditions of the Purchase Agreement and the Note and is not a complete discussion of the Purchase Agreement or the Note. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Report Note, and the full text of the Note, a copy of which is attached as Exhibit 10.2 to this Report, each of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit 10.1	Securities Purchase Agreement executed by Laredo Oil, Inc. and JanBella Group, LLC.

Exhibit 10.2	Convertible Promissory Note executed by Laredo Oil, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO OIL, INC.

Date: November 29, 2022	By:	/s/ Bradley E. Sparks
Bradley E. Sparks
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Securities Purchase Agreement executed by Laredo Oil, Inc. and JanBella Group, LLC.

Exhibit 10.2	Convertible Promissory Note executed by Laredo Oil, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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